UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):     March 7, 2002


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


     OREGON                        000-26065                    84-1346327
     ------                        ---------                    ----------
(State or other jurisdiction     (Commission                   (IRS Employer
of incorporation)                File Number)                Identification No.)


     4740 Forge Rd., Bldg. #112, Colorado Springs, CO,                80907
     ----------------------------------------------------------------------
    (address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:     (719)  531-5535

              ____________________________________________________
          (Former name or former address, if changed since last report)

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ITEM 1.   Changes in Control of Registrant

Not Applicable

ITEM 2.   Acquisition or Disposition of Assets

Not Applicable

ITEM 3.   Bankruptcy or Receivership

Not Applicable

ITEM 4.   Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.   Other Events and Regulation FD Disclosure

On March 7, 2002, the Registrant publicly disseminated a press release announcing that effective March 7, 2002, the Corporation began trading on the NASD Electronic Bulletin Board. The information contained in the press release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6.   Resignations of Registrant's Directors

Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired

Not Applicable

(b)  Pro forma financial information

Not Applicable

(c)   Exhibits

The following Exhibits are filed as a part of this disclosure statement:

99.1   The Registrant's Press Release dated March 7, 2002




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ITEM 8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

Not Applicable


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANYAN CORPORATION
                                        ------------------
                                        (Registrant)


Date:   March 13, 2002                  /s/   Michael J. Gelmon
                                           ------------------------------------
                                           Michael J. Gelmon
                                           Chief Executive Officer and Director

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EXHIBIT INDEX


Exhibit                                                            Sequential
Number                       Description                          Page Number
------                       -----------                          -----------

99.1        The Registrant's Press Release dated May 7, 2001


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                                    Exhibit 99.1


                   FOR IMMEDIATE RELEASE

Please Contact:    Banyan Corporation Investor Relations
                   (800) 808-0899, Michael Gelmon
                   e-mail: mgelmon@banyancorp.com

PRESS RELEASE

                   www.Banyancorp.com

                                BANYAN ANNOUNCES
                                 NASD ELECTRONIC
                              BULLETIN BOARD TRADING

Los Angeles, California March 7th, 2002 - Banyan Corporation (OTC BB: ABANY@) announces that effective this morning it is trading on the NASD Electronic Bulletin Board.

Banyan CEO, Michael Gelmon, stated: "We are delighted to be trading on a more visible market. This move bodes well for Banyan Corporation as it will give us far more exposure and flexibility which will be helpful in executing our business plans for Chiropractic USA, Inc., Doublecase Corporation as well as Franchise Support Network, Inc."

Banyan President, Cory Gelmon commented: "This move will expose our company and many of the endeavors we have been working on, as well as our pending Chiropractic acquisition, to a much broader audience."

Banyan Corporation continues to move forward with the execution of its business plan on schedule, and the assent to a more mature market should greatly enhance its endeavors.

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising chiropractic clinics under its marks and uniform operating systems and practices. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

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